UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
  PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) March 22, 2000


                      SUPERIOR ENERGY SERVICES, INC.
          (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        Delaware                   0-20310             75-2379388
(STATE OR OTHER JURISDICTION     (COMMISSION         (IRS  EMPLOYER
     OF INCORPORATION)          FILE   NUMBER)      IDENTIFICATION NO.)



            1105 Peters Road, Harvey, Louisiana                70058
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)



                              (504) 362-4321
           (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5.   OTHER EVENTS.


     On February 29, 2000, Superior Energy Services, Inc. issued the press release attached hereto as Exhibit 99.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          99 Press release issued by Superior Energy Services, Inc. on February 29, 2000 announcing results for the fourth quarter and twelve months ended December 31, 1999.


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SUPERIOR ENERGY SERVICES, INC.



                              By:     /S/ ROBERT S. TAYLOR
                                          Robert S. Taylor
                                       Chief Financial Officer

Dated: March 21, 2000